--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1996

Dear Shareholder,

   Since the inception of The BlackRock Insured Municipal 2008 Term Trust Inc. in 1992, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 has been a great year for investments in the bond market following the disappointments of 1994, as yields have declined and the value of fixed income securities has increased dramatically.

   Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

   BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

   We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.

Sincerely,

/s/ Laurence D. Fink                            /s/ Ralph L. Schlosstein

Laurence D. Fink                                Ralph L. Schlosstein
Chairman                                        President

                                                                January 31, 1996

Dear Shareholder:

   We are pleased to present the annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. (NYSE symbol: "BRM") for the year ended December 31, 1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

   The Trust is a closed-end bond fund whose investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

   The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its bonds per share) over the fiscal year:

                                 12/31/95    12/31/94      CHANGE      HIGH        LOW
STOCK PRICE                        $13.50       $12.25     +10.20%     $14.50      $12.25
NET ASSET VALUE (NAV)              $16.08       $13.88     +15.85%     $16.20      $13.88
PREMIUM/(DISCOUNT) TO NAV        (16.04%)     (11.74%)     (4.30%)    (4.29%)    (16.04%)

THE FIXED INCOME MARKETS

   The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994 has changed the market landscape for fixed income investors. The Treasury market rallied throughout the year, sparked by a deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation. Over the past twelve months, interest rates have declined substantially across the Treasury and municipal yield curves. At the end of December, the yield of the Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%. This represents a fall of 193 basis points (1.93%) from year-end 1994.

   While the overall performance of the municipal debt market somewhat lagged the rally in the Treasury market, municipal securities posted strong performance in 1995. Yields on municipal securities have declined dramatically from their fourth quarter 1994 levels, led by a 123 basis point drop (1.23%) in the yield on AAA 30-year General Obligation securities from 6.51% on December 31, 1994 to 5.28% on December 31, 1995. Although seasonal demand from coupon payments and redemptions did not fully match expectations at times during the year, a relatively light amount of new issuance improved technical conditions in the municipal market and encouraged the rise in price for these securities.

   Market participants have been attuned to the continuing debate in Washington on tax reform. Most notably, several Congressional leaders and Presidential hopefuls have proposed a variety of tax simplification plans, of which the most extreme proposal would be a flat tax that would remove the tax-free advantage of municipal income by exempting all investment income from taxation. On January 17, 1996, The Commission on Economic Growth and Tax Reform, headed by former congressman Jack Kemp, released its much anticipated report. Their recommendations emphasized a need for tax simplification towards a "single tax bracket" without definitively recommending a particular rate of taxation, thus setting the stage for increased discussion on this issue in the election year.

   Due to investor concerns over the potential threat of tax reform, it is likely that the municipal market may continue to experience price volatility in 1996. While the municipal market rallied and yields declined over 1995, municipal securities were trading at cheap levels relative to comparable Treasuries at year-end. BlackRock believes that municipal securities have the potential to be the best performing sector of the fixed income markets in 1996 should the tax reform proposals currently negatively affecting municipal bond performance be eliminated.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

   The Trust's portfolio is invested in high credit-quality municipal issues with ratings of "AAA" by Standard & Poor's Corporation (or of equivalent quality determined by other major rating agencies). In addition, the majority of the individual securities within the portfolio are insured as to timely payment of interest and principal by municipal bond insurance companies whose long-term obligations are rated "AAA." As such, Standard & Poor's has given a AAAf rating to the portfolio.

   BlackRock Financial Management actively manages the Trust's portfolio to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, rotating sectors to benefit from changing market conditions. As the municipal bond market rallied throughout 1995, prices of most securities in the portfolio increased above their purchase price. By selling one of these bonds, the Trust would recognize a gain and be forced to make a taxable distribution to shareholders. As one of the Trust's primary objectives is to provide tax-free income, the portfolio curbed its trading activity to minimize any taxable distributions.

   The Trust employs leverage at about 35% of total assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage affects the ability of the Trust to pay high monthly income. The two reductions made to the Fed funds target rate in December and January lowered the overnight bank lending rate by 0.50% and is expected to result in lower short term municipal rates. This could provide the Trust an opportunity to earn more excess income in the coming year through its use of leverage.

              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.

  SECTOR                 DECEMBER 31, 1995     DECEMBER 31, 1994
  County, City & State          33%                   34%
  Utility                       20%                   14%
  Hospital                      15%                   16%
  Transportation                 8%                    7%
  Water & Sewer                  6%                    9%
  Lease Revenue                  5%                    5%
  Housing                        3%                    2%
  Building                       1%                    1%
  Education                      1%                    1%
  Tax Revenue                    1%                    1%
  Other                          7%                   10%

   We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the municipal market. We thank you for your investment and continued interest in The BlackRock Insured Municipal 2008 Term Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM
(7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,


Robert S. Kapito                          Kevin Klingert
Vice Chairman and Portfolio Manager       Managing Director and Municipal
BlackRock Financial Management, Inc.        Portfolio Manager
                                          BlackRock Financial Management, Inc.

               THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.

Symbol on New York Stock Exchange:                                  BRM
Initial Offering Date:                                       September 18, 1992
Closing Stock Price as of 12/31/95:                                $13.50
Net Asset Value as of 12/31/95:                                    $16.08
Yield on Closing Stock Price as of 12/31/95 ($13.50)1:              5.89%
Current Monthly Distribution per Common Share2:                   $0.06625
Current Annualized Distribution per Common Share2:                 $0.7950

--------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  Distribution is not constant and is subject to change.

-----------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------------------------
                                                                                             OPTION
                PRINCIPAL                                                                     CALL
  RATING*        AMOUNT                                                                   PROVISIONS+++          VALUE
(UNAUDITED)       (000)                              DESCRIPTION                           (UNAUDITED)         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------
                              LONG-TERM INVESTMENTS--144.9%
                              ALABAMA--0.2%
 AAA                  1,905   Mobile Impvt. Wt., Zero Coupon, 8/15/08, MBIA............   No Opt. Call                958,006
                                                                                                          -------------------
                              ARIZONA--0.5%
 AAA                  4,000   Chandler, G.O., Zero Coupon, 7/01/08, FGIC...............   No Opt. Call              2,090,960
                                                                                                          -------------------
                              CALIFORNIA--1.6%
 AAA                  1,890   California Hlth. Facs. Fin. Auth. Rev., Marin Gen. Hosp.,
                               Ser. A, 5.75%, 8/01/09, FSA.............................   08/03 at 102              1,962,274
 AAA                  5,000   California St. Pub. Wks. Brd. Lease Rev., Dept. of
                               Corrections, Ser. C, 5.20%, 12/01/09, MBIA..............   No Opt. Call              5,008,250
                                                                                                          -------------------
                                                                                                                    6,970,524
                                                                                                          -------------------
                              COLORADO--10.7%
 AAA                 30,205   Jefferson Cnty., Sch. Dist. No. R-001, G.O., 6.25%,
                               12/15/08, AMBAC..........................................  12/02 at 101             32,591,799
 AAA                 13,285   Univ. of Colorado, Hosp. Auth. Rev., Ser. A, 6.25%,
                               11/15/08, AMBAC..........................................  11/02 at 102             14,411,435
                                                                                                          -------------------
                                                                                                                   47,003,234
                                                                                                          -------------------
                              DISTRICT OF COLUMBIA--5.5%
                              Dist. of Columbia, G.O., MBIA:
 AAA                  3,070    Ser. E, 5.875%, 6/01/08.................................   06/03 at 102              3,180,090
 AAA                 17,950    Ser. B, 6.30%, 6/01/09..................................   06/02 at 102             18,922,531
 AAA                  2,000   Dist. of Columbia, Hosp. Rev., Children's Hosp., Ser. A,
                               6.25%, 7/15/08, FGIC....................................   07/02 at 102              2,126,480
                                                                                                          -------------------
                                                                                                                   24,229,101
                                                                                                          -------------------
                              GEORGIA--1.7%
                              Atlanta, C.O.P., Pretrial Det. Ctr., MBIA:
 AAA                  3,000    6.25%, 12/01/08.........................................   12/02 at 102              3,257,340
 AAA                  4,000    6.25%, 12/01/11.........................................   12/02 at 102              4,270,600
                                                                                                          -------------------
                                                                                                                    7,527,940
                                                                                                          -------------------
                              ILLINOIS--13.4%
 AAA                 14,205   Chicago O' Hare Intl. Arprt. Rev., Ser. A, 6.25%,
                               1/01/08, MBIA............................................  01/05 at 102             15,653,626
                              Chicago, Sch. Fin. Auth., G.O., Ser. A, FGIC:
 AAA                 13,000    6.25%, 6/01/07..........................................   06/02 at 102             13,978,640
 AAA                  9,150    6.25%, 6/01/09..........................................   06/02 at 102              9,760,854
                              Illinois Hlth. Facs. Auth. Rev.:
 AAA                 11,000   Alexian Med. Ctr. Proj., Ser. A, 4.10%++, 1/01/08,
                               MBIA....................................................   01/02 at 102             11,218,350
                               Carle Foundation, 6.75%, 1/01/10, FGIC..................   01/00 at 102              2,664,775
 AAA                 10,170   Met. Pier & Expo. Auth., Ded. St. Tax Rev., Ser. A, Zero
                               Coupon, 6/15/08, FGIC...................................   No Opt. Call              5,322,775
                                                                                                          -------------------
                                                                                                                   58,599,020
                                                                                                          -------------------
                              INDIANA--2.5%
                              Indiana Hlth. Fac. Fin. Auth. Hosp. Rev. & Impvt.,
                               Ancilla Sys. Inc., MBIA:
 AAA                  5,665    Ser. A, 6.25%, 7/01/08..................................   07/02 at 102              6,092,538
 AAA                  4,350    Ser. B, 6.25%, 7/01/08..................................   07/02 at 102              4,678,294
                                                                                                          -------------------
                                                                                                                   10,770,832
                                                                                                          -------------------
                              IOWA--2.0%
 AAA                  4,015   Iowa Fin. Auth., Sngl. Fam. Mtge. Rev., Ser. F, 6.35%,
                               7/01/09, AMBAC..........................................   01/03 at 102              4,198,044
 AAA                  4,400   Muscatine, Elec. Rev., 5.00%, 1/01/08, CGIC..............   03/96 at 100              4,343,680
                                                                                                          -------------------
                                                                                                                    8,541,724
                                                                                                          -------------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             OPTION
                PRINCIPAL                                                                     CALL
  RATING*        AMOUNT                                                                   PROVISIONS+++          VALUE
(UNAUDITED)       (000)                              DESCRIPTION                           (UNAUDITED)         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------
                              KENTUCKY--2.8%
 AAA          $       9,000   Kentucky St. Tpke. Auth. Econ. Dev. Rd. Rev., 6.50%,        No Opt. Call    $        10,222,740
                              7/01/08, AMBAC...........................................
 AAA                  3,890   Owensboro, Elec. Lt. & Pwr. Rev., Ser. B, Zero Coupon,      No Opt. Call              1,969,157
                              1/01/09, AMBAC...........................................
                                                                                                          -------------------
                                                                                                                   12,191,897
                                                                                                          -------------------
                              LOUISIANA--1.2%
 AAA                  5,000   Louisiana Pub. Facs. Auth. Hosp. Rev., Lafayette Gen.       10/02 at 102              5,382,300
                               Med. Ctr. Proj., 6.30%, 10/01/08, FSA...................
                                                                                                          -------------------
                              MASSACHUSETTS--6.4%
 AAA                  4,465   Chelsea, Sch. Proj. Loan, 6.00%, 6/15/09, AMBAC..........   06/04 at 102              4,764,869
 AAA                  6,000   Massachusetts Bay Trans. Auth. Rev., Ser. B, 6.00%,         03/03 at 102              6,303,960
                              3/01/10, MBIA............................................
 AAA                 10,000   Massachusetts St. Hsg. Fin. Agcy., Hsg. Proj., Ser. A,      04/03 at 102             10,647,400
                               5.95%, 10/01/08, AMBAC..................................
 AAA                  6,000   Massachusetts St., G.O., Ser. C, 5.20%, 8/01/08, FGIC....   08/03 at 102              6,075,180
                                                                                                          -------------------
                                                                                                                   27,791,409
                                                                                                          -------------------
                              MICHIGAN--5.2%
                              Lake Orion, Cmnty. Sch. Dist., AMBAC:
 AAA                  3,290    6.60%, 5/01/05+.........................................   No Opt. Call              3,792,087
 AAA                  3,285    6.70%, 5/01/05+.........................................   No Opt. Call              3,810,961
 AAA                  8,920   Michigan St. Bldg. Auth. Rev., Facs. Proj., Ser. IIA,       10/02 at 102              9,661,966
                              6.25%, 10/01/08, AMBAC...................................
 AAA                  1,760   Western Michigan Univ. Rev., 6.20%, 11/15/08, FGIC.......   11/02 at 102              1,899,902
 AAA                  3,400   Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA.............   No Opt. Call              3,771,994
                                                                                                          -------------------
                                                                                                                   22,936,910
                                                                                                          -------------------
                              MISSOURI--1.6%
 AAA                  6,600   Kansas City, Sch. Dist. Bldg. Corp. Leasehold Rev., Cap.    02/01 at 102              7,139,220
                               Impvts. Proj., Ser. A, 6.50%, 2/01/08, FGIC.............
                                                                                                          -------------------
                              NEVADA--4.0%
 AAA                  6,490   Clark Cnty., Fld. Ctrl., 6.30%, 11/01/05, AMBAC..........   11/01 at 101              7,046,712
                              Washoe Cnty., Arpt. Auth., Ser. B, MBIA:
 AAA                  3,135    5.70%, 7/01/07..........................................   07/03 at 102              3,285,637
 AAA                  2,645    5.75%, 7/01/08..........................................   07/03 at 102              2,761,671
 AAA                  4,135   Washoe Cnty., Sch. Dist., G.O., Ser. A, 6.20%, 4/01/09,     10/02 at 101              4,434,994
                              AMBAC....................................................
                                                                                                          -------------------
                                                                                                                   17,529,014
                                                                                                          -------------------
                              NEW JERSEY--13.3%
 AAA                 30,275   New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev., Ser.    07/04 at 102             32,106,940
                               A, 5.80%, 7/01/08, MBIA.................................
 AAA                 24,495   New Jersey St. G.O., Ser. D, 6.00%, 2/15/09, MBIA........   02/03 at 102             26,096,973
                                                                                                          -------------------
                                                                                                                   58,203,913
                                                                                                          -------------------
                              NEW YORK--7.4%
                              New York City G.O., Ser. E, MBIA:
 AAA                  5,000    6.125%, 8/01/06.........................................   No Opt. Call              5,540,400
 AAA                 15,500    6.20%, 8/01/07..........................................   No Opt. Call             17,253,515
                              New York St. Environ. Facs. Corp., Poll. Ctrl. Rev., Ser.
                               D:
 AAA                  5,945    6.50%, 5/15/07..........................................   11/04 at 102              6,828,487
 AAA                  2,245    6.50%, 11/15/07.........................................   11/04 at 102              2,578,629
                                                                                                          -------------------
                                                                                                                   32,201,031
                                                                                                          -------------------
                              NORTH CAROLINA--9.0%
 AAA                  1,000   Cumberland Cnty. C.O.P., Civic Ctr. Proj., Ser. A,          12/04 at 102              1,099,560
                              6.375%, 12/01/09, AMBAC..................................
                              North Carolina Eastn. Mun. Pwr. Agcy. Rev., Ser. B:
 AAA                 13,500    6.125%, 1/01/09, FGIC...................................   No Opt. Call             14,894,145
 AAA                  5,000    7.00%, 1/01/08, CAPMAC..................................   No Opt. Call              5,818,550
 AAA                 14,675    7.25%, 1/01/07, CAPMAC..................................   No Opt. Call             17,368,009
                                                                                                          -------------------
                                                                                                                   39,180,264
                                                                                                          -------------------
                              NORTH DAKOTA--1.1%
 AAA                  4,450   Bismark, Hosp. Rev., St. Alexius Med. Ctr., 6.90%,          05/03 at 100              4,949,913
                              5/01/06, AMBAC...........................................
                                                                                                          -------------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             OPTION
                PRINCIPAL                                                                     CALL
  RATING*        AMOUNT                                                                   PROVISIONS+++          VALUE
(UNAUDITED)       (000)                              DESCRIPTION                           (UNAUDITED)         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------
                              OHIO--2.4%
 AAA          $       2,410   Cleveland, G.O., 6.40%, 11/15/08, MBIA...................   11/04 at 102    $         2,679,679
 AAA                  6,095   Hamilton City, Elec. Sys. Rev., Ser. A, 6.125%, 10/15/08,   10/02 at 102              6,520,065
                              FGIC.....................................................
 AAA                  1,000   Ohio St. Bldg. Auth., Facs. Rev., Juvenille Correctional    10/04 at 102              1,110,780
                               Proj., 6.50%, 10/01/09, AMBAC...........................
                                                                                                          -------------------
                                                                                                                   10,310,524
                                                                                                          -------------------
                              PENNSYLVANIA--13.6%
 AAA                  4,000   Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's        10/02 at 102              4,330,320
                               Hosp., 6.25%, 10/01/08, FGIC............................
                              Dauphin Cnty. Gen. Auth. Hosp. Rev., HAPSCO-Western
                               Pennsylvania Hosp. Proj., MBIA:
 AAA                  5,000    6.25%, 7/01/08..........................................   07/02 at 102              5,371,550
 AAA                 10,000    6.25%, Ser. A, 7/01/08..................................   07/02 at 102             10,743,100
 AAA                  6,600   Erie Cnty., Hosp. Auth. Rev., St. Vincent Hlth. Ctr.        07/02 at 102              7,117,110
                               Proj., Ser. A, 6.25%, 7/01/08, MBIA.....................
 AAA                  3,500   Indiana Cnty. Indl. Dev. Auth., New York St. Elec. & Gas    No Opt. Call              3,800,440
                               Corp., Ser. A, 6.00%, 6/01/06, MBIA.....................
 AAA                  6,500   Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg., Ser. C,     07/02 at 102              6,828,900
                               6.25%, 7/01/07, FNMA, Collateral........................
 AAA                  7,450   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/07, FGIC....   11/01 at 102              8,093,159
 AAA                 10,930   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/08, AMBAC..........   09/02 at 102             11,528,636
 AAA                  1,665   Scranton-Lackawanna Hlth. & Welfare Auth. Rev., 6.90%,      01/00 at 102              1,825,839
                              1/01/09, MBIA............................................
                                                                                                          -------------------
                                                                                                                   59,639,054
                                                                                                          -------------------
                              TEXAS--23.2%
                              Austin, Pub. Impvt., G.O., AMBAC:
 AAA                  4,000    6.10%, 9/01/07..........................................   09/02 at 100              4,231,680
 AAA                  4,000    6.10%, 9/01/08..........................................   09/02 at 100              4,208,560
 AAA                  5,000    6.10%, 9/01/09..........................................   09/02 at 100              5,231,950
                              Austin, Util. Sys. Rev.:
 AAA                 11,515    Ser. A, Zero Coupon, 11/15/08, MBIA.....................   No Opt. Call              5,897,638
 AAA                  5,000    Ser. A, Zero Coupon, 11/15/09, AMBAC....................   No Opt. Call              2,411,550
 AAA                  5,000    Ser. A, Zero Coupon, 11/15/09, MBIA.....................   No Opt. Call              2,411,550
 AAA                  7,000    6.25%, 11/15/08, AMBAC..................................   11/02 at 102              7,559,510
 AAA                  5,225   Baytown, G.O., 6.40%, 2/01/08, AMBAC.....................   02/02 at 100              5,591,011
 AAA                  9,930   Circle C Mun. Util. Dist. No. 3 Rev., 6.50%, 11/15/09,      11/01 at 100             10,665,714
                              FGIC.....................................................
                              Coppell Indpt. Sch. Dist., MBIA:
 AAA                  1,430    6.10%, 8/15/09..........................................   08/02 at 100              1,574,645
 AAA                  2,495    6.10%, 8/15/09..........................................   08/02 at 100              2,618,627
 AAA                  4,390   Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09, AMBAC...   No Opt. Call              2,122,345
 AAA                 16,135   Houston, Wtr. & Swr. Sys. Rev., Jr. Lien, Ser. C, 6.25%,    12/02 at 102             17,371,586
                              12/01/09, MBIA...........................................
                              San Antonio Elec. & Gas Rev.:
 AAA                  6,500    Ser. B, Zero Coupon, 2/01/09............................   No Opt. Call              3,267,680
 AAA                  6,000    Ser. B, Zero Coupon, 2/01/10............................   No Opt. Call              2,842,320
                              Texas Mun. Pwr. Agcy. Rev., AMBAC:
 AAA                 15,000    Zero Coupon, 9/01/08....................................   No Opt. Call              7,765,050
 AAA                 16,175    Zero Coupon, 9/01/09....................................   No Opt. Call              7,886,121
 AAA                  5,900   Texas St. Pub. Fin. Auth. Bldg. Rev., Ser. B, 6.25%,        No Opt. Call              6,606,053
                              2/01/09, AMBAC...........................................
 AAA                  2,275   Ysleta, Indpt. Sch. Dist. Rev., Zero Coupon, 8/15/08,       No Opt. Call              1,175,902
                              PSFG.....................................................
                                                                                                          -------------------
                                                                                                                  101,439,492
                                                                                                          -------------------
                              UTAH--0.4%
 AAA                  1,550   Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev., Ser. A,        10/04 at 101              1,659,864
                              6.05%, 10/01/08, MBIA....................................
                                                                                                          -------------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             OPTION
                PRINCIPAL                                                                     CALL
  RATING*        AMOUNT                                                                   PROVISIONS+++          VALUE
(UNAUDITED)       (000)                              DESCRIPTION                           (UNAUDITED)         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------
                              WASHINGTON--12.5%
 AAA          $       9,000   Seattle Hlth. Care Facs. Auth. Rev., Virginia Mason         02/03 at 102    $         9,678,690
                               Oblig. Group, 6.30%, 2/15/09, MBIA......................
 AAA                  4,000   Snohomish Cnty., Sch. Dist., 6.10%, 12/01/08, MBIA.......   12/03 at 102              4,275,440
                              Washington St. Pub. Pwr. Supply Sys. Rev.:
 AAA                  5,550    No. 3, Zero Coupon, 7/01/07, MBIA.......................   No Opt. Call              3,049,170
 AAA                  2,000    No. 3, Zero Coupon, 7/01/08, BIGI.......................   No Opt. Call              1,030,420
 AAA                 10,000    No. 2, Ser. A, 5.70%, 7/01/08, MBIA.....................   No Opt. Call             10,536,700
 AAA                 11,000    5.80%, 7/01/07, FSA.....................................   No Opt. Call             11,728,530
 AAA                 13,635    No. 2, Ser. A, 6.25%, 7/01/09, MBIA.....................   07/02 at 102             14,561,635
                                                                                                          -------------------
                                                                                                                   54,860,585
                                                                                                          -------------------
                              WEST VIRGINIA--2.7%
 AAA                 11,600   West Virginia St. Parkways Econ. Dev. & Tourism Auth.,      05/03 at 102             11,600,000
                               3.60%++, 5/15/09, FGIC..................................
                                                                                                          -------------------

                              Total Long-Term Investments (cost $581,489,580)..........                           633,706,731
                                                                                                          -------------------
                              SHORT-TERM INVESTMENTS**--0.5%
                              CONNECTICUT
 AAA                    300   Connecticut St. Dev. Auth. Poll. Ctrl. Rev., Western                                    300,000
                               Mass. Elec. Co., Ser. A, 4.90%, 01/02/96, FRDD..........
                                                                                                          -------------------
                              NEW YORK--0.5%
 AAA                  1,400   New York City, G.O., Ser. B, 5.00%, 1/02/96, FRDD,                                    1,400,000
                              FGIC.....................................................
 AAA                    500   New York City Mun. Wtr. Fin. Auth. Rev., 5.90%, 1/02/96,                                500,000
                              FRDD, FGIC...............................................
 A+                     200   New York City Trust Cultural Res. Rev., FRDD, 5.25%,                                    200,000
                              1/02/96..................................................
                                                                                                          -------------------
                                                                                                                    2,100,000
                                                                                                          -------------------
                              Total Short-Term Investments (cost $2,400,000)...........                             2,400,000
                                                                                                          -------------------
                              TOTAL INVESTMENTS--145.4% (cost $583,889,580)............                           636,106,731
                              Other assets in excess of liabilities--1.7%..............                             7,362,848
                              Liquidation value of preferred stock--(47.1)%............                          (206,000,000)
                                                                                                          -------------------
                              NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%.......                   $       437,469,579
                                                                                                          -------------------
                                                                                                          -------------------

--------------
    * Rating: using the greater of Standard and Poor's, Moody's or Fitch's.

   ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

    + This bond is prerefunded. See glossary for definition

   ++ This bond contains embedded caps. See glossary for definition

  +++ Option call provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.

                                         KEY TO ABBREVIATIONS

                          AMBAC--American Municipal Bond Assurance Corporation
                          BIGI--Bond Investors Guaranty Insurance Company
                          CAPMAC--Capital Markets Assurance Corporation
                          CGIC--Capital Guaranteed Insurance Company
                          C.O.P.--Certificate of Participation
                          FGIC--Financial Guaranty Insurance Company
                          FNMA--Federal National Mortgage Association
                          FRDD--Floating Rate Daily Demand**
                          FSA--Financial Security Assurance
                          G.O.--General Obligation Bond
                          MBIA--Municipal Bond Insurance Association
                          PSFG--Permanent School Fund Guaranty

                       See Notes to Financial Statements.

----------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
----------------------------------------------
ASSETS
Investments, at value (cost
 $583,889,580) (Note 1)...........   $636,106,731
Interest receivable...............     10,275,551
Receivable for investments sold...         85,000
Deferred organization expenses and
 other assets.....................         44,297
                                     ------------
                                      646,511,579
                                     ------------
LIABILITIES
Dividends payable--common stock...      2,181,403
Due to custodian..................        194,672
Advisory fee payable (Note 2).....        191,475
Dividends payable--preferred
stock.............................        174,197
Administration fee payable (Note
2)................................         54,707
Other accrued expenses............        245,546
                                     ------------
                                        3,042,000
                                     ------------
NET INVESTMENT ASSETS.............   $643,469,579
                                     ------------
                                     ------------
Net investment assets were
 comprised of:
 Common Stock:
   Par value (Note 4).............   $    272,071
   Paid-in capital in excess of
par...............................    378,448,786
 Preferred stock (Note 4).........    206,000,000
                                     ------------
                                      584,720,857
Undistributed net investment
income............................      6,852,484
Distributions in excess of
 accumulated net realized loss....       (320,913)
Net unrealized appreciation.......     52,217,151
                                     ------------
Net investment assets, December
31, 1995..........................   $643,469,579
                                     ------------
                                     ------------
Net assets applicable to common
shareholders......................   $437,469,579
                                     ------------
                                     ------------
Net asset value per common share:
 ($437,469,579/27,207,093 shares
 of common stock issued and
outstanding)......................         $16.08
                                     ------------
                                     ------------

----------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
----------------------------------------------
NET INVESTMENT INCOME

Income

 Interest and discount earned.....   $ 36,237,327
                                     ------------

Expenses

 Investment advisory..............      2,185,878

 Administration...................        624,536

 Auction agent....................        594,000

 Custodian........................        102,000

 Reports to shareholders..........         72,000

 Directors........................         60,000

 Legal............................         30,000

 Audit............................         28,000

 Transfer agent...................         26,000

 Miscellaneous....................        247,475
                                     ------------

 Total expenses...................      3,969,889
                                     ------------

Net investment income.............     32,267,438
                                     ------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3)

Net realized gain on
investments.......................      3,007,107

Net change in unrealized
 appreciation on investments......     57,220,422
                                     ------------

Net gain on investments...........     60,227,529
                                     ------------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM
OPERATIONS........................   $ 92,494,967
                                     ------------
                                     ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED      YEAR ENDED
                                                                           DECEMBER 31,    DECEMBER 31,
                                                                               1995            1994
                                                                           ------------    ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

Operations:
 Net investment income..................................................   $ 32,267,438    $ 31,224,952
 Net realized gain (loss) on investments................................      3,007,107        (781,029)
 Net change in unrealized appreciation (depreciation) on investments....     57,220,422     (64,026,939)
                                                                           ------------    ------------
 Net increase (decrease) in net investment assets resulting from
 operations.............................................................     92,494,967     (33,583,016)
                                                                           ------------    ------------

Dividends and Distributions:
 To common shareholders from net investment income......................    (22,649,755)    (24,078,223)
 To common shareholders from net realized gain on investments...........     (1,618,766)        --
 To common shareholders in excess of net realized gain on investments...       (238,227)
 To preferred shareholders from net investment income...................     (7,552,794)     (6,203,408)
 To preferred shareholders from net realized gain on investments........       (561,857)        --
 To preferred shareholders in excess of net realized gain on
 investments............................................................        (82,686)        --
                                                                           ------------    ------------
                                                                            (32,704,085)    (30,281,631)
                                                                           ------------    ------------
   Total increase (decrease)............................................     59,790,882     (63,864,647)

NET INVESTMENT ASSETS
Beginning of year.......................................................    583,678,697     647,543,344
                                                                           ------------    ------------
End of year.............................................................   $643,469,579    $583,678,697
                                                                           ------------    ------------
                                                                           ------------    ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                     SEPTEMBER 28,
                                                                                                         1992*
                                                                 YEAR ENDED DECEMBER 31,                THROUGH
                                                           ------------------------------------      DECEMBER 31,
                                                             1995          1994          1993            1992
                                                           --------      --------      --------      -------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $  13.88      $  16.23      $  14.31        $   14.10
                                                           --------      --------      --------      -------------
 Net investment income.................................        1.19          1.15          1.14             0.17
 Net realized and unrealized gain (loss) on
 investments...........................................        2.21         (2.39)         1.91             0.31
                                                           --------      --------      --------      -------------
Net increase (decrease) from investment operations.....        3.40         (1.24)         3.05             0.48
                                                           --------      --------      --------      -------------
Dividends from net investment income to:
 Preferred shareholders................................       (0.28)        (0.23)        (0.20)           (0.02)
 Common shareholders...................................       (0.83)        (0.88)        (0.88)           (0.07)
Distributions from net realized gain on investments to:
 Preferred shareholders................................       (0.02)        --            (0.01)         --
 Common shareholders...................................       (0.06)        --            (0.04)         --
Distributions in excess of net realized gain on
 investments to:
 Preferred Shareholders................................       --   ***      --            --             --
 Common Shareholders...................................       (0.01)        --            --             --
                                                           --------      --------      --------      -------------
Total dividends and distributions......................       (1.20)        (1.11)        (1.13)           (0.09)
                                                           --------      --------      --------      -------------
Capital charge with respect to issuance of shares......       --            --            --               (0.18)
                                                           --------      --------      --------      -------------
Net asset value, end of period**.......................    $  16.08      $  13.88      $  16.23        $   14.31#
                                                           --------      --------      --------      -------------
                                                           --------      --------      --------      -------------
Market value, end of period**..........................    $  13.50      $  12.25      $ 15.125        $   13.75
                                                           --------      --------      --------      -------------
                                                           --------      --------      --------      -------------
TOTAL INVESTMENT RETURN+...............................       17.64%       (13.71)%       16.05%           (1.99)%
                                                           --------      --------      --------      -------------
                                                           --------      --------      --------      -------------

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:+++
Expenses...............................................        0.95%         1.02%         0.88%            0.73%++
Net investment income..................................        7.74%         7.80%         7.43%            4.91%++

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in
thousands).............................................    $417,017      $400,555      $420,532        $ 372,256
Portfolio turnover.....................................          27%           64%           15%               2%
Net assets of common shareholders, end of period (in
thousands).............................................    $437,470      $377,679      $441,543        $ 389,333
Preferred stock outstanding (in thousands).............    $206,000      $206,000      $206,000        $ 206,000
Asset coverage per share of preferred stock, end of
period.................................................    $ 78,091##    $141,670      $157,171        $ 144,500

------------
 * Commencement of investment operations.
 ** Net asset value and market value are published in The Wall Street Journal each Monday.
*** Actual amount paid to preferred shareholders was $0.002929 per common share.
 # Net asset value immediately after the closing of the first public offering was $14.07.
 ## A stock split occurred on July 24, 1995 (Note 4).
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than a year are not annualized.
 ++ Annualized.
+++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

----------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------

Note 1. Accounting Policies

The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") was organized in Maryland on August 7, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular Federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the securities sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $60,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective Jan-uary 1, 1994, the Trust began accounting and reporting for perma-nent differences between financial and tax reporting in accor-dance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The cumulative effect of adopting the statement for the year ended December 31, 1995 was to decrease distributions in excess of accumulated net realized gain and increase undistributed net investment income by $11,655. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") and an Administration Agreement with Princeton Administrators L.P. (the "Administrator"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

   On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995, aggregated $161,372,414 and $163,165,506 respectively.

   The Federal income tax basis of the Trust's investments at December 31, 1995 was $584,210,523, and accordingly, net and gross unrealized appreciation was $51,896,208.

Note 4. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 27,207,093 common shares outstanding at December 31, 1995, the Adviser owned 7,093 shares. As of December 31, 1995, there were 8,240 preferred shares outstanding as follows: Series T28-2,060, Series R28-2,060, Series T7-2,060 and Series R7-2,060.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 4,120 shares of common stock and issued 4 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T28--1,030 shares, Series R28--1,030 shares, Series R7--1,030 shares and series T7--1,030 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

   Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 paid dividends monthly at a rate established at the initial offering through May 17, 1994. Thereafter, rates on Series R28 reset every 28 days based on results of an auction. Dividend rates ranged from 2.90% to 5.97% for the year ended December 31, 1995.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

   On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The split occurred on July 24, 1995.

Note 5. Dividends

Subsequent to December 31, 1995, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.06625 per common share payable January 31, 1996 to shareholders of record on January 16, 1996.

   For the period January 1, 1996 to January 31, 1996 dividends declared on Preferred Stock totalled $662,254 in aggregate for the four outstanding Preferred Stock series.

Note 6. Quarterly Data
(unaudited)

                                                                                                NET REALIZED AND
                                                                                                UNREALIZED GAINS
                                                        NET INVESTMENT INCOME                      (LOSSES) ON
                                                                                                   INVESTMENTS
                                                                           PER                                    PER
                                   TOTAL                                  COMMON                                 COMMON
  QUARTERLY PERIOD                 INCOME               AMOUNT            SHARE              AMOUNT              SHARE
January 1, 1994 to March
31, 1994..................    $      8,832,081     $      7,884,427     $     .29      $      (45,751,726)    $     (1.68)
April 1, 1994 to June 30,
1994......................           8,809,249            7,772,462           .29              (1,212,935)           (.05)
July 1, 1994 to September
30, 1994..................           8,829,898            7,734,106           .28              (4,375,948)           (.16)
October 1, 1994 to
December 31, 1994.........           8,857,899            7,833,957           .29             (13,467,359)           (.50)
January 1, 1995 to March
31, 1995..................           9,022,548            8,038,887           .30              32,598,380            1.19
April 1, 1995 to June 30,
1995......................           8,760,099            7,775,425           .28               4,307,377             .17
July 1, 1995 to September
30, 1995..................           9,413,593            8,412,112           .31               9,668,972             .35
October 1, 1995 to
December 31, 1995.........           9,041,087            8,041,014           .30              13,652,800             .50

                              NET INCREASE (DECREASE) IN NET
                             INVESTMENT ASSETS RESULTING FROM                    DIVIDENDS AND DISTRIBUTIONS
                                                                              COMMON SHARES                  PREFERRED
                                                       PER                                   PER
                                        OPERATIONS    COMMON                                COMMON            SHARES*
  QUARTERLY PERIOD                AMOUNT              SHARE              AMOUNT             SHARE              AMOUNT
January 1, 1994 to March
31, 1994..................  $      (37,867,299)    $     (1.39 )    $      6,019,560     $       .22      $      1,335,347
April 1, 1994 to June 30,
1994......................           6,559,527             .24             6,019,553             .22             1,491,464
July 1, 1994 to September
30, 1994..................           3,358,158             .12             6,019,554             .22             1,532,047
October 1, 1994 to
December 31, 1994.........          (5,633,402)           (.21 )           6,019,556             .22             1,844,550
January 1, 1995 to March
31, 1995..................          40,637,267            1.49             6,019,538             .22             2,009,567
April 1, 1995 to June 30,
1995......................          12,082,802             .45             5,815,476             .21             2,033,766
July 1, 1995 to September
30, 1995..................          18,081,084             .66             5,407,386             .20             1,924,542
October 1, 1995 to
December 31, 1995.........          21,693,814             .80             7,264,348             .27             2,229,462

                                PER                  SHARE PRICE OF                 PERIOD
                               COMMON                 COMMON STOCK                 END NET
  QUARTERLY PERIOD             SHARE             HIGH               LOW          ASSET VALUE
January 1, 1994 to March
31, 1994..................  $       .05      $      15.375     $      13.875     $     14.57
April 1, 1994 to June 30,
1994......................          .05             14.875            13.625           14.53
July 1, 1994 to September
30, 1994..................          .06             14.625            13.375           14.38
October 1, 1994 to
December 31, 1994.........          .07             13.625            11.500           13.88
January 1, 1995 to March
31, 1995..................          .07             14.125            12.250           15.08
April 1, 1995 to June 30,
1995......................          .08             14.500            13.375           15.24
July 1, 1995 to September
30, 1995..................          .07             13.125            14.125           15.63
October 1, 1995 to
December 31, 1995.........          .08             13.375            14.250           16.08

--------------
* For the year ended December 31, 1995 the average annualized rate paid to preferred shareholders was 3.98%.

--------------------------------------------------------------------------------

              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and
Board of Directors of
The BlackRock Insured Municipal 2008 Term Trust Inc.:

   We have audited the accompanying statement of assets and liabilities of The BlackRock Insured Municipal 2008 Term Trust Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 28, 1992 (commencement of investment operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management, our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal 2008 Term Trust Inc. as of December 31, 1995, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

New York, New York
February 9, 1996

--------------------------------------------------------------------------------

              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------

   We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all regular dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends. Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:

                                                               Taxable       Short-term        Long-term
                                       Record     Payable      Ordinary     Capital gains    Capital gains
                                        Date        Date        Income        per share        per share
                                      --------    --------    ----------    -------------    -------------
Common Stock Shareholders..........   12/29/95    1/31/96     $ 0.002605     $  0.046501      $  0.019148
Preferred Stock Series R-7*........   11/22/95    11/23/95      2.890000       51.670000        12.370000
Preferred Stock Series R-7.........   12/20/95    12/21/95        --             --              8.910000
Preferred Stock Series R-28........   12/13/95    12/14/95      2.950000       52.660000        12.600000
Preferred Stock Series T-7*........   11/27/95    11/29/95      3.080000       54.970000        13.160000
Preferred Stock Series T-7.........   12/26/95    12/27/95        --             --              9.480000
Preferred Stock Series T-28........   12/26/95    12/27/95      3.020000       53.860000        12.890000

------------
* Taxable distribution continued in subsequent actions.
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.
--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

   The Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

   BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., the nation's eleventh largest banking organization.

WHAT CAN THE TRUST INVEST IN?

   The Trust intends to invest at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Trust's Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

   The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations which will have an average final maturity on or about December 31, 2008 and by annually retaining a small portion of its income.

   In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the portfolio assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

   The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

   Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

   Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

   The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

   RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

   DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

   LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

   MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

   ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects only to do so to a limited extent. An investment in these securities involves special risks.

   ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

   MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

   ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:                  Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a fund.

EMBEDDED CAP BONDS:        Also known as additional interest municipal bonds. These securities are intended to protect the income that a fund earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.

MARKET PRICE:              Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange.
                           If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's and The New York Times on Saturday or
                           The Wall Street Journal each Monday.

PREMIUM:                   When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:         These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

                     IF YOU WOULD LIKE FURTHER INFORMATION
                    PLEASE CALL BLACKROCK AT (800) 227-7BFM
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

["BlackRock" logo]

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein
                                                      THE [LOGO]
OFFICERS
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President                     INSURED MUNICIPAL
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President                      2008 TERM TRUST INC.
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax                   ------------------------
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer                       ANNUAL REPORT
Karen H. Sabath, Secretary
                                                      DECEMBER 31, 1995
INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

   This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.
                                                      [PICTURE]
             THE BLACKROCK INSURED
         MUNICIPAL 2008 TERM TRUST INC.
       c/o Princeton Administrators L.P.
             800 Scudders Mill Road
              Plainsboro, NJ 08536
                 (800) 227-7BFM

                              09247K 10 9
                              09247K 30 7
                              09247K 20 8
                              09247K 40 6
                              09247K 50 5